As filed with the Securities and Exchange Commission on February 8, 2000

                                                     1933 Act File No.  33-46924
                                                     1940 Act File No. 811-06618


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]
                        Pre-Effective Amendment No.   ____                 [   ]
                        Post-Effective Amendment No.   25                  [ X ]
                                                      ----

                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ X ]
                                Amendment No.  25
                                              ----
                        (Check appropriate box or boxes.)


                      FIRST INVESTORS SERIES FUND II, INC.
               (Exact name of Registrant as specified in charter)


                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code): (212) 858-8000


                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Series Fund II, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
      [ ]   immediately upon filing pursuant to paragraph (b)
      [ ]   on (date) pursuant to paragraph (b)
      [X]   60 days after filing pursuant to paragraph (a)(1)
      [ ]   on (date) pursuant to paragraph (a)(1)
      [ ]   75 days after filing pursuant to paragraph (a)(2)
      [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      FIRST INVESTORS SERIES FUND II, INC.
                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

               Cover Sheet

               Contents of Registration Statement

               Prospectus for the First Investors Aggressive Growth Fund, a series of the First Investors Series Fund II, Inc.

               Statement of Additional Information for the Aggressive Growth Fund, a series of the First Investors Series Fund II, Inc.

               Part C of Form N-1A

               Signature Page

               Exhibits

[FIRST INVESTORS LOGO]



AGGRESSIVE GROWTH FUND


        The Securities  and Exchange  Commission has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

                  The date of this prospectus is _____, 1999

                                    CONTENTS

OVERVIEW OF THE AGGRESSIVE GROWTH FUND

o     What is the Aggressive Growth Fund?
      o o  Objective
      o o  Primary Investment Strategies
      o o  Primary Risks
o     Who should consider buying the Aggressive Growth Fund?
o     What about performance?
o     What are the fees and expenses of the Aggressive Growth Fund?

THE AGGRESSIVE GROWTH FUND IN DETAIL

o What are the Aggressive Growth Fund's objective, principal investment strategies and principal risks?
o     Who manages the Aggressive Growth Fund?

BUYING AND SELLING SHARES

o     How and when does the Fund price its shares?
o     How do I buy shares?
o     Which class of shares is best for me?
o     How do I sell shares?
o     Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

o     What about dividends and capital gain distributions?
o     What about taxes?
o How do I obtain a complete explanation of all account privileges and policies?

APPENDIX

                     OVERVIEW OF THE AGGRESSIVE GROWTH FUND

                       What is the Aggressive Growth Fund?

OBJECTIVE:        The Fund seeks long-term growth of capital.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund invests primarily in common stocks selected for their growth  potential.  The  Fund  seeks  to  identify  individual companies  with  earnings  growth  potential  that  may not be recognized  by the  market  at  large.  The  Fund  makes  this assessment by looking at companies  one at a time,  regardless of size, country of organization,  place of principal business activity,  or other similar selection  criteria.  The Fund may invest in companies of any size, from larger, well-established companies to smaller,  emerging growth companies. The Fund may invest without limit in foreign  securities  either indirectly
                  (e.g.,  depository receipts) or directly in foreign securities denominated in a foreign  currency and not publicly  traded in the  United  States.  From  time to  time,  the  Fund  may use futures,  options,  forward foreign  currency  contracts,  and
                  other  derivative   instruments  to  "hedge"  or  protect  its
                  portfolio  from  adverse   movements  in  securities   prices,
                  interest rates and currency exchange rates.

PRIMARY
RISKS: Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Fluctuations in the prices of stocks at times can be substantial. Growth stocks tend to be more volatile in price than stocks in general. Stocks with smaller market capitalizations tend to experience sharper price fluctuations than stocks with larger capitalizations. Foreign stocks are subject to additional risks, including currency fluctuations, political instability, government regulation, differences in financial reporting standards, and less stringent regulation of foreign securities markets. The value of the Fund's assets could decline if it fails to use derivative instruments to hedge against the risks of movements in securities prices, interest rates, or currency exchange rates. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    Who should  consider  buying the  Aggressive  Growth Fund?

                  The Aggressive Growth Fund can be used to "round out" an investment portfolio which already contains a core stock fund holding, such as a blue chip fund or a growth and income fund. It may be appropriate for you if you:

                    o  Are seeking growth of capital,
                    o Are willing to accept a significant degree of market volatility, and
                    o Have a long-term investment horizon and are able to ride out market cycles.

                  You should keep in mind that the Aggressive Growth Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history. However, the Fund has an investment objective and investment policies that are substantially similar to those of other funds and accounts managed by the Fund's investment subadviser, Janus Capital Corporation ("Janus Capital" or "Subadviser"). The prior performance of these funds and accounts is set forth in the Diversified Growth Composite. This group of funds and accounts includes the Janus Mercury Fund. The Aggressive Growth Fund will be managed by same portfolio manager who manages the Janus Mercury Fund. The Aggressive Growth Fund also has the same investment objective and investment strategies as the Janus Mercury Fund. See the Appendix for information about the performance of the composite.

                  What are the fees and expenses of the Aggressive Growth Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                             Class A    Class B
                                                             Shares     Shares
                                                             ------     ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)....................   6.25%      None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price).............................   None*       4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                    DISTRIBUTION                  TOTAL
                                    AND SERVICE                ANNUAL FUND     FEE WAIVER AND
                       MANAGEMENT     (12b-1)      OTHER        OPERATING        OR EXPENSE
                          FEES        FEES(1)    EXPENSES(2)    EXPENSES         ASSUMPTION      NET EXPENSES
                          ----        -------    -----------    --------         ----------      ------------

Class A Shares             __%           __%          __%           __%               __%             __%
Class B Shares             __%           __%          __%           __%               __%             __%


*A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased with a sales charge.
**4% in the first year; declining in 0% after the sixth year. Class B shares convert to Class A shares after 8 years
(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Because the Fund had no operating history when this prospectus was printed, these expenses are based on estimated amounts for the current fiscal year.

EXAMPLE
This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                 One Year     Three Years
                                 --------     -----------

If you redeem your shares:
Class A shares                     $___          $___
Class B shares                      ___           ___

If you do not redeem your shares:
Class A shares                     $___          $___
Class B shares                      ___           ___


                      THE AGGRESSIVE GROWTH FUND IN DETAIL

         What are the Aggressive Growth Fund's objective, principal investment strategies, and risks?

OBJECTIVE:     The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund pursues its objective by investing primarily in common stocks selected for their growth potential.

The Fund invests substantially all of its assets in common stocks that the portfolio manager believes will appreciate in value. The Fund generally follows a "bottom up" approach to selecting companies. In other words, the Fund's portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Fund's portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund may also invest without limit in foreign securities either indirectly (e.g., depository receipts) or directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Fund selects foreign securities on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, in selecting foreign securities the Fund may give greater consideration to such factors as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

If the Fund is unable to find investments with earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments will be incidental to its objective.

The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations.

From time to time, the Fund may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. From time to time, the Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of owning the Aggressive Growth Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While stocks have historically been the least risky and most liquid stocks, like all stocks they fluctuate in value. Fluctuations of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

GROWTH STOCK RISK: The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline drastically even if earnings do increase. Investments in growth companies may lack the individual yield that can cushion stock prices in market downturns.

SMALL-CAP RISKS: Although the Fund does not focus on companies of any particular market capitalization, the Fund may invest in companies with small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FOREIGN SECURITIES RISKS: The Fund may invest without limit in foreign securities either indirectly (e.g., depository receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

        CURRENCY RISK: As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

        POLITICAL AND ECONOMIC RISK: Foreign investments may be subject to heightened political and economic risk, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

        REGULATORY RISK: There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

        MARKET RISK: Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

        TRANSACTION  COSTS:  Costs  of  buying,   selling  and  holding  foreign
        securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

DERIVATIVE INSTRUMENTS RISK: The value of the Fund's assets could decline if it fails to use derivative instruments to hedge against the risks of movements in securities prices, interest rates, or currency exchange rates. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit its losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                     Who manages the Aggressive Growth Fund?

First Investors Management Company, Inc. ("FIMCO" or the "Adviser") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 52 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations, except that the investment subadviser determines the Fund's portfolio transactions. For its services, FIMCO receives a fee at an annual rate of 0.85% of the average daily net assets of the Fund up to and including $300 million; 0.82% of the average daily net assets in excess of $300 million up to and including $500 million; 0.79% of the average daily net assets in excess of $500 million up to and including $750 million; and 0.76% of the average daily net assets over $750 million. This fee will be computed daily and paid monthly.

FIMCO and the Fund have retained Janus Capital Corporation as the Fund's investment subadviser. Subject to continuing oversight and supervision by FIMCO and the Board of Directors, Janus Capital has discretionary trading authority over all of the Fund's assets. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928. Janus Capital and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of ________ __, 1999, Janus Capital and its affiliates held investment management authority with respect to more than $_ billion of domestic and international assets. For its subadvisory services, FIMCO will pay Janus Capital an annualized fee.

Warren B. Lammert is Portfolio Manager of the Aggressive Growth Fund. Mr. Lammert joined Janus Capital in 1987. Mr. Lammert is currently the Portfolio Manager of the Janus Mercury Fund. He previously co-managed Janus Venture Fund from December 1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from London
School of Economics. Mr. Lammert received the Chartered Financial Analyst designation.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO, Janus Capital and their affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, Janus Capital and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                           BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                              How do I buy shares?

For the period from June ___, 1999 through July ___, 1999, shares of the Fund are expected to be offered at a fixed NAV of $10.00 per share. The Fund, at the discretion of the Adviser, reserves the right to shorten or lengthen the time period during which the Fund seeks to maintain a fixed NAV of $10.00 per share. During this period, (1) all of the Fund's assets will be invested in short-term U.S. Government obligations, prime quality commerical paper and high quality money market securities that have maturities not in excess of 60 days, (2) the Fund will value its assets on the basis of amortized cost, and (3) dividends will be declared daily in an effort to maintain a fixed per share NAV.

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. office by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 Class A Shares

Your investment                Sales Charge as a percentage of
                               -------------------------------
                          offering price         net amount invested

Less than $25,000         6.25%                     6.67%
$25,000-$49,999           5.75                      6.10
$50,000-$99,999           5.50                      5.82
$100,000-$249,999         4.50                      4.71
$250,000-$499,999         3.50                      3.63
$500,000-$999,999         2.50                      2.56
$1,000,000 or more        0*                        0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                         Class B Shares

                                                CDSC as a Percentage of Purchase
       Year of Redemption                          Price or NAV at Redemption
       ------------------                          --------------------------

       Within the 1st or 2nd year............                4%
       Within the 3rd or 4th year............                3
       In the 5th year.......................                2
       In the 6th year.......................                1
       Within the 7th year and 8th year......                0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or other distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

        o Contacting your Representative who will place a redemption order for you;

        o  Sending  a  written   redemption   request  to  Administrative   Data
           Management  Corp.,  ("ADM")  at  581  Main  Street,   Woodbridge,  NJ
           07095-1198;

        o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

        o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income and capital gains, the Fund will declare and pay dividends from its net investment income and any realized capital gains on an annual basis, usually at the end of its fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of that class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

Any dividends and capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) paid by the Fund are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by the Fund are taxed to you as long-term capital gain, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                                                                       APPENDIX


                PERFORMANCE OF SIMILAR FUND MANAGED BY SUBADVISER

At the time this prospectus was printed, the Fund had no operating history. However, the Fund has an investment objective, policies and strategies that are substantially similar to those of other funds and accounts managed by the Fund's Subadviser.

Set forth below is information regarding the composite prior performance of these similar funds and accounts managed by Janus Capital, the Janus Diversified Growth Composite ("Janus Composite"). This information does NOT represent the performance of the Fund. This information reflects the total returns of the Janus Composite during the periods indicated. Total return is based on past results and is not an indication of future performance.

The Fund's future performance may be greater or less than the performance of the Janus Composite due to, among other things, differences in the sales charges, expenses, asset sizes and cash flows.

Moreover, past performance is no guarantee of future results. You should not interpret the Janus Composite's historical performance as indicative of its future performance or that of the Fund.

                               Performance History
                               -------------------
                       Janus Diversified Growth Composite
                       Net of Advisory Fees/Asset-Weighted
                         Period Ending December 31, 1998

----------------------------------------------------------------------------------------------------
                               QUARTER RETURNS                           CALENDAR RETURNS
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                                          RUSSELL
                                                                   JANUS                    1000
    YEAR        1ST QTR     2ND QTR      3RD QTR     4TH QTR     COMPOSITE    S&P 500      GROWTH
----------------------------------------------------------------------------------------------------
    1991         22.80       (0.16)       20.76       16.71        72.80       30.47       41.16
----------------------------------------------------------------------------------------------------
    1992         (4.40)      (2.11)       5.25        16.90        15.14        7.62        5.00
----------------------------------------------------------------------------------------------------
    1993          9.46       (0.95)       4.87         4.78        19.14       10.08        2.90
----------------------------------------------------------------------------------------------------
    1994          2.94       (6.64)       12.66        1.51        9.90         1.33        2.66
----------------------------------------------------------------------------------------------------
    1995          5.27       13.15        11.33        0.77        33.63       37.50       37.19
----------------------------------------------------------------------------------------------------
    1996          8.01        2.34        6.29         0.04        17.54       23.25       23.12
----------------------------------------------------------------------------------------------------
    1997         (6.03)      13.25        8.82        (3.42)       11.85       33.38       30.49
----------------------------------------------------------------------------------------------------
    1998         18.25       10.29       (6.89)       30.10        57.99       28.76       38.71


                ---------------------------------------------------
                                ANNUALIZED RETURNS
                ---------------------------------------------------
                                                          RUSSELL
                TIME              JANUS                     1000
                PERIOD          COMPOSITE      S&P 500    GROWTH
                ---------------------------------------------------
                   1 YEAR        57.99         28.76       38.71
                ---------------------------------------------------
                  3 YEARS        27.59         28.39       30.62
                ---------------------------------------------------
                  5 YEARS        24.99         24.15       25.70
                ---------------------------------------------------
                 INCEPTION       28.05         20.88       21.62
                  TO DATE
                ---------------------------------------------------




The Janus Composite includes all accounts that have substantially similar investment objectives and investment strategies and have assets above $1 million for which Janus Capital has discretionary authority, including registered investment companies (mutual funds). Composite performance is presented net of all fees and reflects reinvestments of dividends and capital gains. Accounts enter the Janus Composite upon the first full quarter under management in which assets exceed the stated minimum. Prior to 1995, all discretionary accounts were included in the appropriate composite, regardless of asset size, and there has been no restatement of pre-1995 performance. As of December 31, 1998, the Janus Composite included 42 accounts and assets of $5,660.2 million, which represented 5.23% of total assets under Janus Capital's management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed by Janus Capital including registered investment company accounts under management. Results of the Janus Composite through December 31, 1997 were examined by independent accountants, whose report and notes to the schedule are available. Performance figures are based upon historical information and do not guarantee future results. You should recognize the limitations inherent in composites, and consider all information presented by Janus Capital regarding its investment management capabilities. The Standard & Poor's 500 Composite Stock Price Index and the Russell 1000 Growth Index are unmanaged indices of common stock prices and include reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited.
Composition of each separately managed account portfolio may differ significantly from securities in the corresponding benchmark indices.

[FIRST INVESTORS LOGO]

AGGRESSIVE GROWTH FUND

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Fund for a fee (including the Fund's Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                      (Investment  Company Act File No. 811-6618
                                       First Investors Aggressive Growth Fund)

FIRST INVESTORS SERIES FUND II, INC.
        FIRST INVESTORS AGGRESSIVE GROWTH FUND

95 Wall Street
New York, New York 10005
1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED __, 1999

        This is a Statement of Additional Information ("SAI") for the Aggressive Growth Fund ("Fund"), a series of First Investors Series Fund II, Inc. ("Series Fund II"), an open-end management investment company.

        This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated __, 1999 which may be obtained free of cost from the Fund at the address or telephone number noted above. Information regarding the purchase, redemption and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS

Investment Strategies And Risks..............................................  2
Investment Policies..........................................................  3
Futures, Options and Hedging Strategies...................................... 14
Portfolio Turnover........................................................... 26
Investment Restrictions...................................................... 26
Directors And Officers....................................................... 27
Management................................................................... 29
Underwriter.................................................................. 31
Distribution Plans........................................................... 31
Determination Of Net Asset Value............................................. 32
Allocation Of Portfolio Brokerage............................................ 33
Purchase, Redemption And Exchange Of Shares.................................. 34
Taxes........................................................................ 35
Performance Information...................................................... 38
General Information.......................................................... 42
Appendix A................................................................... 44
Appendix B................................................................... 47
Appendix C................................................................... 48
Shareholder Manual: A Guide To Your First Investors Mutual Fund Account......

                         INVESTMENT STRATEGIES AND RISKS

        The Fund seeks its objective of long-term capital growth by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies, and may invest in both domestic and foreign securities. The Fund invests predominately in equity securities, which may include, in addition to common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks.

        The Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's subadviser, Janus Capital Corporation ("Janus Capital" or "Subadviser"), the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

        The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Fund may also invest in foreign securities in the form of American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"), and passive foreign investment companies. See "Foreign Securities," "American Depository Receipts and Global Depository Receipts" and "Taxes," below.

        When market conditions warrant, or when the Subadviser believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities" and "Debt Securities," below, and Appendix A for a description of debt security ratings.

        The Fund may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Fund will only engage in hedging techniques when hedging instruments are available at reasonable prices and the Fund believes the use of these instruments will benefit the Fund. There can be no assurance that hedging instruments will be available to the Fund. Moreover, the Fund may decide not to engage in hedging transactions even when hedging instruments are available at reasonable prices. Even if such instruments are used by the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the Subadviser's judgment proves incorrect. See "Futures, Options and Hedging Strategies," below.

        Although the Fund may borrow money in an amount equal to 33 1/3% of its total assets, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents. The Fund may also invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. See "Restricted Securities and Illiquid Investments," below.

        Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


                               INVESTMENT POLICIES

        AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. The Fund may invest in ADRs and GDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities. ADRs are not considered by the Fund to be foreign securities. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

        GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Like ADRs, GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of certain investment limitations, GDRs are considered to be foreign securities by the Funds.

        BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

        CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

        COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

        CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Investment decisions will be made based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

        DEBT SECURITIES. The Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest.

        FOREIGN SECURITIES AND CURRENCIES. Investing in foreign securities involves more risk than investing in securities of U.S. companies. The Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency), or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Changes in the value of these currencies may affect the Fund's share price. In addition, the Fund may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies than is available about companies in the United States; foreign companies are not generally subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; there may be difficulties in repatriating Fund assets that are invested in foreign securities; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

        The Fund may also invest in the securities of issuers in less developed foreign countries (so-called "emerging markets"). The Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

              HIGH YIELD  SECURITIES-RISK  FACTORS.  The Fund may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities"). High Yield Securities are subject to greater risks than those that are present with investments of higher grade securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

               EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

               Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Subadviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

               THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

               CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

               LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

               The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Directors (hereinafter referred to as the "Board" or "Directors") to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

        INDEXED/STRUCTURED SECURITIES. The Fund may invest in indexed/structured securities which are typically short-to-intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instrument and may be more volatile than the underlying instrument. The Fund bears the market risk of an investment in the underlying instrument, as well as the credit risk of the issuer.

        LOANS OF PORTFOLIO SECURITIES. While the Fund is authorized to loan securities with a value of up to 33 1/3% of its total assets to qualified broker-dealers or other institutional investors, it has no current intention of doing so. Furthermore, to the extent the Fund makes such loans: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

        MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million.

        MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

               RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

               GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

               GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

               LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

               YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

               FHLMC  SECURITIES.  The Federal  Home Loan  Mortgage  Corporation
("FHLMC")  issues  two  types  of  mortgage  pass-through  securities,  mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

               FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

               Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

        MUNICIPAL OBLIGATIONS. The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

        PARTICIPATION INTERESTS. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

        PREFERRED STOCK. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

        REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements and reverse repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

        The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Subadviser deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested
proceeds  is  less  than  the  expense  of  the  reverse  repurchase   agreement
transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

        RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. While the Fund may invest in restricted securities, it will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in repurchase agreements maturing in more than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Fund's Board or the Subadviser has determined under Board-approved guidelines are liquid.

        Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

        In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

        OTC options and their underlying collateral are also considered illiquid investments. The Fund may invest in options, although it has no intention of investing in options in the coming year. The assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        SHORT SALES. The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government Obligations. U.S. Government Obligations include (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

        VARIABLE RATE AND FLOATING RATE NOTES. The Fund may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

        The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Subadviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Subadviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

        WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

        WHEN-ISSUED SECURITIES. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

        ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest up to 10% of its net assets in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in the Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


                     FUTURES, OPTIONS AND HEDGING STRATEGIES

        The Fund may from time to time use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Board to govern the Fund's investments in Hedging Instruments, use of these instruments may be subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodities Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

        Participation in the markets for options, futures and other derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Subadviser's prediction of movements in the direction of the securities, interest rate and currency exchange rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, exchange rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities and currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a hedging instrument at a reasonable price or lack of a liquid secondary market for any particular instrument at any time.

        COVER FOR HEDGING STRATEGIES. The Fund will not write options or purchase or sell futures contracts unless it owns either (1) an offsetting ("covered") position in other options or futures contracts or (2) cash and liquid assets with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        OPTIONS STRATEGIES. The Fund may buy and sell put and call options on securities and indices to hedge its portfolio. The Fund also may write put and call options on securities and indices to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase and sell put and call options to offset previously written or purchased put and call options of the same series.

        The Fund may purchase call options on securities that the Subadviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. If the price of the underlying security declines, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium.

        The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

        The Fund may write call and put options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write call options on securities generally when the Subadviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund and therefore subject to investment restrictions. See "Restricted Securities and Illiquid Investments." In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

        Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Restricted Securities and Illiquid Investments."

        The Fund may purchase and sell put and call options on indices to serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns relative values to the securities included in the index and fluctuates with changes in such values. Index options operate in the same way as the more traditional equity or debt options, except that settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Fund invests.

        The Fund may write put and call options on an index. A written put or call option on an index is similar to a written put or call option on a security except that, on exercise, the writer pays the buyer a settlement payment in cash equal to the difference between the exercise price and the value of the index. The operation of put and call options on indices in other respects, including their related risks and rewards, is substantially identical to that of put and call options on securities. The Fund may write put options in circumstances when the Subadviser believes that the market price of the securities covered by the index will not decline below the exercise price less the premiums received. The Fund may write call options on an index in circumstances when the Subadviser believes that the market price of the securities covered by the index will not increase above the exercise price plus the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. These techniques could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the value of the index would decline below the exercise price less the premiums received in the case of a written put option, or increase above the exercise price plus the premiums received in the case of a written call option, in which case the Fund would expect to suffer a loss.

        Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the opposite party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option or otherwise perform its obligations with respect to an index option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

        SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities under a call or put option it has written, the Fund may purchase a call or put option of the same series (that is, a call or put option identical in its terms to the call or put option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

        The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until expiration, the relationship of the exercise price to the market price, the
historical   price  volatility  of  the  underlying  index  and  general  market conditions. For this reason, the successful use of options depends upon the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

        Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

        A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. If the opposite party becomes insolvent, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

        Index options are settled exclusively in cash. If the Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

        The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell futures contracts and options on futures contracts to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Fund may sell index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase an index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

        The Fund may purchase a call option on an index future to hedge against a market or market sector advance in securities that the Fund plans to purchase at a future date. The Fund may also write put options on an index futures contract as a partial hedge against a market or market sector advance in securities the Fund plans to purchase at a future date. The Fund may write call options on index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. The Fund also may purchase put options on index futures contracts as a hedge against a market or market sector decline.

        The Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

        The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund may also write a put option on an interest rate futures contract as a partial hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

        FUTURES GUIDELINES. To the extent the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit the Fund's assets at risk to 5%.

        SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin deposit. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or written option position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures or written options transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization.

        Purchasers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, when futures contracts or options have been used to hedge portfolio securities, such securities may not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract or option. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

        Successful use by the Fund of futures contracts and options thereon will depend upon the Subadviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or option will not correlate with the movements in prices of the securities being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or option moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract or option that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or option position and the securities being hedged, movements in the prices of futures contracts and options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or options over the short term.

        Positions in futures contracts and options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or options. There is no assurance that such a market will exist for any particular futures contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

        Like options on securities, options on futures contracts have a limited life. A purchased option that expires unexercised has no value.

        Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index or the value of the securities being hedged.

        The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

        FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

        The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date of which such payments are made or received.

        The Fund also may use forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that its Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

        The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered, the Fund will enter into a forward contract only if the Fund maintains cash assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

        At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

        OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

        Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

        The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

        Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write as put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

        The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

        The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash of other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

        RISKS OF OPTIONS ON FOREIGN CURRENCIES AND FORWARD CONTRACTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

        Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Office of the Comptroller of the Currency ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise. In addition, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities.

        EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

        SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either as asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the cases may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of entering into the transaction. The Subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

        The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

        There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

                               PORTFOLIO TURNOVER

        Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Subadviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.


                             INVESTMENT RESTRICTIONS

        The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

        The Fund will not:

        (1) Borrow money, except that the Fund may borrow money in an amount not exceeding 331/3% of its total assets including the amount borrowed less liabilities (other than borrowings).

        (2)  Issue senior securities, except as permitted under the 1940 Act.

        (3) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        (4) Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies that invest or deal in real estate and publicly traded securities or real estate investment trusts.

        (5)  Make loans, except as permitted under the 1940 Act.

        (6)  Concentrate its investments in any particular industry.

        (7) Buy or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

        The following investment restriction is not fundamental and may be changed without shareholder approval. The Fund will not:

        (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Subadviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board.


                             DIRECTORS AND OFFICERS

        The following table lists the Directors and executive officers of Series Fund II, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (73), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), First Investors Management Company, Inc. ("FIMCO" or "Adviser"), Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (43), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President, Chief Financial Officer and Director, FIC and EIC; President, EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (51), Director. Assistant Secretary, ADM, EIC, EIMCO, FICC and FIMCO; Secretary and General Counsel, FIC.

REX R. REED** (76), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT  RUBINSTEIN**  (77),  Director,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (67), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (66), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (69), Director, RR1, Box 217, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (41), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

PATRICIA D. POITRA (42), Vice President. Vice President, First Investors Series Fund, First Investors U.S. Government Plus Fund and Executive Investors Trust; Director of Equities, FIMCO.


* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


        All of the officers and Directors, except for Ms. Poitra, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

        The following table lists the estimated compensation to be paid to the Directors of the Fund for the fiscal year ending September 30, 1999.

                                                TOTAL
                                                COMPENSATION
                          AGGREGATE             FROM FIRST
                          COMPENSATION          INVESTORS FAMILY
                          FROM                  OF FUNDS PAID TO
DIRECTOR                  THE FUND* (1)         DIRECTOR * ++
--------                  -------------         ----------

James J. Coy**            $0                    $0
Glenn O. Head             $0                    -0-
Kathryn S. Head           $0                    -0-
Larry R. Lavoie+          $0                    -0-
Rex R. Reed               $                     $
Herbert Rubinstein        $                     $
Nancy Schaenen            $                     $
James M. Srygley          $                     $
John T. Sullivan          $0                    -0-
Robert F. Wentworth       $                     $



(1) The estimated compensation is for the period from commencement of operations to September 1999.
* Compensation to officers and interested Directors of the Funds is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy currently serves as an emeritus Director. Mr. Coy is paid by the Adviser.
+ On September 17, 1998, Mr. Lavoie was elected by the Board of Directors to serve as a Director.
++ The First Investors Family of Funds consist of 15 separate registered investment companies.


                                   MANAGEMENT

        ADVISER. Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") with Series Fund II. Under the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Directors. The Advisory Agreement, subject to required approvals, authorizes FIMCO to delegate these duties to a subadviser. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Directors or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the directors who are not "interested persons," as that term is defined in the 1940 Act, of the Fund ("Independent Directors") voting in person at a meeting called for the purpose of voting on such approval.

        Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedule:

AVERAGE DAILY NET ASSETS...........................................ANNUAL RATE
Up to $300 million.................................................  0.85%
In excess of $300 million up to $500 million.......................  0.82
In excess of $500 million up to $750 million.......................  0.79
Over $750 million..................................................  0.76

        The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Richard Guinnessey, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner, and Matthew Wright. The Committee usually meets regularly to discuss the composition of the portfolio of the Fund and to review additions to and deletions from the portfolios.

        SUBADVISER. Janus Capital has been retained by the Adviser and the Fund as the Subadviser to the Fund under a subadvisory agreement dated ____________, 1999 ("Subadvisory Agreement"). The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by Janus Capital upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that Janus Capital will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties.

        Under the Subadvisory Agreement, the Adviser will pay to Janus Capital a fee at an annual rate of 0.55% of the average daily net assets of the Fund up to and including $100 million; 0.50% of the average daily net assets in excess of $100 million up to and including $500 million, and 0.45% of the average daily net assets in excess of $500 million. This fee applies to average daily net assets of all assets that are subject to the Subadviser's investment discretion, including any assets in other mutual funds that may be delegated to the Subadviser after the date of the Subadvisory Agreement. This fee will be computed daily and paid monthly.

        The Fund bears all expenses of its operations other than those assumed by the Adviser or its underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


                                   UNDERWRITER

        Series Fund II has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Fund. The Underwriting Agreement was approved by the Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.


                               DISTRIBUTION PLANS

        As stated in the Fund's Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by Series Fund II pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), the Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of the Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

        The Plan was approved by the Fund's Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan will continue in effect from year to year, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

        Each Plan can be terminated at any time by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to any Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of the Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the Independent Directors.

        In adopting each Plan, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit the Fund and its class of shareholders. The Board believes that the amounts spent pursuant to each Plan will assist the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.

        In reporting amounts expended under the Plans to the Directors, FIMCO will allocate expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.


                        DETERMINATION OF NET ASSET VALUE

        Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, the Fund may determine the value of debt securities based upon prices furnished by outside pricing services. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and considers security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board.

        With respect to the Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

        The Fund's Board may suspend the determination of the Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

        EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

        1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

        2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

           (a) In the case of a mail order the order will be considered received by the Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

           (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

        3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

        4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion for the Fund and its shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

        The Subadviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Subadviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Subadviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Subadviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Subadviser may utilize a broker to purchase OTC securities and pay a commission.

        In purchasing and selling portfolio securities on behalf of the Fund, the Subadviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. The Subadviser may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, the Fund's brokerage may be used to pay for a research service that is used in managing another client of the Subadviser.

        In selecting the broker-dealers to execute the Fund's portfolio transactions, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Subadviser or an affiliate of the Subadviser may execute brokerage transactions on behalf of the Fund. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Subadviser or any affiliate of the Subadviser are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

        The Subadviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Subadviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board.


                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

        Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting the Fund.

        REDEMPTIONS-IN-KIND. If the Fund should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in compliance with the Fund's election to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1 the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."


                                      TAXES

        In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

        Dividends and other distributions declared by the Fund in December of any year and payable to shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        A portion of the dividends from the Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

        If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

        The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

        Dividends and interest received by the Fund, and gains realized by it, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

        If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -
- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - - even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

        The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        The Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

        The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

        If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             PERFORMANCE INFORMATION

        The Fund may advertise its top holdings from time to time. The Fund may also advertise its performance in various ways.

        The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               T=[(ERV/P)(1/n)]-1

        The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

               (ERV-P)/P  = TOTAL RETURN

        Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

        Return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

        Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used.

        The Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix C.

        From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

               Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

               Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

               Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

               Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

               THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson,

        Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

               Merrill Lynch, Pierce, Fenner & Smith, Inc. "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

               Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

               Reuters, a wire service that frequently reports on global business.

               The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

               The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

               The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

               The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

               Moody's  Stock  Index,   an  unmanaged  index  of  utility  stock
        performance.

               The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

               The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

               The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

               The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

               The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

               The   Salomon    Brothers    Government   Index   is   a   market
        capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

               The    Salomon    Brothers    Mortgage    Index   is   a   market
        capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

               The   Standard  &  Poor's  400  Midcap   Index  is  an  unmanaged
        capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

               The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

               The    Standard    &   Poor's    Smallcap    600   Index   is   a
        capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

               The Standard & Poor's Utilities Index is a capitalization-weighted index of 37 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Index assumes the reinvestment of dividends.

               Moody's  Stock  Index,   an  unmanaged  index  of  utility  stock
        performance.

               From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S,
        FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

        Series Fund II is a Maryland corporation organized on April 1, 1992. Series Fund II is authorized to issue 600 million shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as Series Fund II's Board shall from time to time establish. The shares of common stock of Series Fund II are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of the Fund represents interests in the same assets of that Fund. Series Fund II does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

        CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.

        AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103-2108. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

        LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund.

        TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions. The fees charged to the Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into the Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Fund by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Fund. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with

SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

        TRADING BY  PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, the Adviser and the Subadviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors of the Fund: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The  ratings  are  based,   in  varying   degrees,   on  the   following
considerations:

        1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation;

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

        A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        CI The rating "CI" is reserved for income bonds on which no interest is being paid.

        D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

        Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

        A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa Bonds which are rated "Baa" are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca  Bonds  which  are  rated  "Ca"  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

        S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

        A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Prime-1 Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

        -      Leading market positions in well-established industries.
        -      High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                  APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

FIRST INVESTORS LOGO


Shareholder Manual


A Guide to Your
First Investors
Mutual Fund Account


as of March 8, 1999

INTRODUCTION

Investing in mutual funds doesn't have to be complicated. In addition to a wide variety of mutual funds, First Investors offers personalized service. Your registered representative is available to answer your questions and help you process your transactions. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds. Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction. This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.



                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 Transfer Agent
                               Administrative Data
                                Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

TABLE OF CONTENTS

HOW TO BUY SHARES

To Open An Account .........................................................  5
To Open a Retirement Account ...............................................  6
Minimum Initial Investment .................................................  6
Additional Investments .....................................................  6
Acceptable Forms of Payment ................................................  6
Share Classes ..............................................................  6
Share Class Specification ..................................................  7
Class A Shares .............................................................  7
Sales Charge Waivers & REductions on Class A Shares ........................  7
Class B Shares .............................................................  9
How To Pay ................................................................. 10
Wire Transfers ............................................................. 11
Distribution Cross-Investment .............................................. 12

HOW TO SELL SHARES
REDEMPTION OPTIONS ......................................................... 13
Written Redemptions ........................................................ 13
Telephone Redemptions ...................................................... 13
Electronic Funds Transfer .................................................. 13
Systematic Withdrawal Plans ................................................ 14
Expedited Wire Redemptions ................................................. 14

HOW TO EXCHANGE SHARES
Exchange Methods ........................................................... 15
Exchange Conditions ........................................................ 16
Exchanging Funds With.
Automatic Investments or
Systematic Withdrawals ..................................................... 16


WHEN AND HOW ARE FUND SHARES PRICED? ....................................... 17

HOW ARE PURCHASE, REDEMPTION, AND EXCHANGE ORDERS PROCESSED AND PRICED? .... 17
Purchases .................................................................. 17
Redemptions ................................................................ 18
Exchanges .................................................................. 18
Orders Placed Via First Investors Registered Representatives ............... 18
Special Rules for Money Market Funds ....................................... 19

SPECIAL RULES FOR MONEY MARKET ACCOUNTS .................................... 18

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS ................................ 19

SIGNATURE GUARANTEE ARE REQUIRED............................................ 19

TELEPHONE SERVICES TELEPHONE EXCHANGES AND REDEMPTIONS ..................... 20
Security MEasures .......................................................... 20
Eligibility ................................................................ 20

NON-RETIREMENT ACCOUNTS .................................................... 20

RETIREMENT ACCOUNTS ........................................................ 20

Shareholder Services ....................................................... 21

OTHER SERVICES ............................................................. 22
Reinvestment Privilege ..................................................... 22
Certificate Shares ......................................................... 22
Money Market Fund Draft Checks ............................................. 22
Return Mail ................................................................ 23
Transferring Shares ........................................................ 23

ACCOUNT STATEMENTS
Transaction Confirmation Statements ........................................ 24
Master Account Statements .................................................. 24
Annual and Semi-Annual Reports ............................................. 24

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions ................................................ 25
Buying a Dividend .......................................................... 25

TAX FORMS .................................................................. 26

HOW TO BUY SHARES

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your First Investors registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1 (800) 423-4026 for the number of the First Investors office near you or visit us on-line at www.firstinvestors.com

o TO OPEN AN ACCOUNT
Before investing, you must establish an account with your broker/dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative. You need to tell us how you want your shares registered when you open a new Fund account. Please keep the following information in mind:

-JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

-GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

-TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account automatically passes to the named beneficiaries in the event of the death of all account owners.

-DIVIDENDS AND CAPITAL GAINS. Fund distributions will be automatically reinvested in your account unless you request otherwise.





_______________________________________________________________________________
SOME REGISTRATIONS REQUIRE ADDITIONAL PAPERWORK.
_______________________________________________________________________________
TYPE OF ACCOUNT          ADDITIONAL DOCUMENTS REQUIRED

Corporations
Partnership
& Trusts                 First Investors Certificate of Authority

Transfer On Death        First Investors TOD Registration Request Form
(TOD)

Estates Original or Certified Copy of Death Certificate Certified Copy of Letters Testamentary/Administration First Investors Executor's Certification & Indemnification Form

Conservatorships         Copy of court document appointing Conservator/Guardian
& Guardianships
_______________________________________________________________________________
oTO OPEN A RETIREMENT ACCOUNT

Fund shares may be purchased for your  retirement  account by completing the MAA
and  the  appropriate  retirement  plan  application.   First  Investors  offers
retirement  plans for both  individuals  and  employers  as follows:

INDIVIDUAL RETIREMENT ACCOUNTS
including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS offered by employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment, including SARSEP IRAs.

403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(K) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING plans for sole proprietors.

For more information about these plans call your registered representative or our Shareholder Services Department at 1 (800) 423-4026.

oMINIMUM INITIAL INVESTMENT

You can open a non-retirement account with a check made payable to First Investors Corporation for as little as $1,000. The minimum is waived if you open an account through one of our Automatic Investment Programs (see "How to Pay") or through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500 (except for the Cash Management Fund which requires a $1,000 investment). Other retirement accounts may have lower initial investment requirements at the Fund's discretion.

oADDITIONAL INVESTMENTS

Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation. Mail checks to: First Investors Corporation Attn: Dept. Cp 581 Main Street Woodbridge, NJ 07095-1198

oACCEPTABLE FORMS OF PAYMENT

The following forms of payment are acceptable:

-checks made payable to First Investors Corporation
-Money Line electronic funds transfers
-federal funds wire transfers

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We do not accept:
-Third party checks

-Traveler's checks

-Checks drawn on non-US banks

-Money orders

-Cash

oSHARE CLASSES

All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.

Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

oSHARE CLASS SPECIFICATION

It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your preference. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

oCLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.


_______________________________________________________________________________
    CLASS A SALES CHARGES
_______________________________________________________________________________
                             AS A % OF              AS A % OF
YOUR INVESTMENT              OFFERING PRICE         INVESTMENT
up to $24,999                6.25%                  6.67%
$25,000 - $49,999            5.75%                  6.10%
$50,000 - $99,999            5.50%                  5.82%
$100,000 - $249,999          4.50%                  4.71%
$250,000 - $499,999          3.50%                  3.63%
$500,000 - $999,999          2.50%                  2.56%

Investments of $1 million or more will only be made in Class A shares at the Fund's net asset value.

Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
_______________________________________________________________________________
_______________________________________________________________________________

oSALES CHARGE WAIVERS & REDUCTIONS ON CLASS A SHARES

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation.

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When fund  distributions are reinvested in Class A shares.

5: When Systematic Withdrawal  Plan payments are  reinvested in Class A shares.

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract within one year of the contract's maturity date.

8:When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE
DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

CUMULATIVE PURCHASE PRIVILEGE The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. For example, if the combined value of your existing FI Fund accounts is $25,000, your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. In addition, your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

LETTER OF INTENT

A Letter of Intent ("LOI") lets you purchase at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made up to 90 days before the date of the LOI may be included.

Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13-month period and qualify for an additional sales charge reduction.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

oCLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.


                             CLASS B SALES CHARGES

        THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:
     ________________________________________________________________
        Year   1      2      3      4       5      6      7+
     ________________________________________________________________
        CDSC   4%     4%     3%     3%      2%     1%     0%
     ________________________________________________________________

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES

The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price.

2: Redemptions due to death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) requested within one year of death. Additional documentation is required.

3: Distributions from employee benefit plans due to termination or plan transfer.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11:  Redemptions  to pay  account  fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

oHOW TO PAY

You can invest using one or more of the
following options:

-CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

-AUTOMATIC INVESTMENT PROGRAMS:

We offer several automatic investment programs to simplify investing.

-MONEY LINE:

With our Money Line program, you can open an account with as little as $50 a month or $600 each year in a FI Fund account by transferring funds electronically from your bank account. You can invest up to $10,000 a month through Money Line.

Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually. The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.



HOW TO APPLY:

1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check. A signature guarantee of all shareholders and bank account owners is required.

PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP., ATTN: CONTROL DEPT., 581 MAIN STREET, WOODBRIDGE, NJ 07095-1198.

HOW TO CHANGE:

Provided you have telephone privileges, you may call Shareholder Services at 1
(800) 423-4026 to:

-Increase the payment up to $999.99.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.

-Change bank information.

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $2,500 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

AUTOMATIC PAYROLL INVESTMENT: With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are bought at the offering price on the day the electronic transfer is received by the Fund.

HOW TO APPLY:

1: Complete an API Application.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP., ATTN: CONTROL DEPT., 581 MAIN STREET, WOODBRIDGE, NJ 07095-1198.

oWire Transfers:

You may purchase shares via a federal funds wire transfer from your bank account into your EXISTING First Investors account. Federal fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.

YOU MUST CALL US AT 1 (800) 423-4026 TO ADVISE US OF AN INCOMING FEDERAL FUNDS WIRE and provide us with the federal funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit.

There are special rules for money market fund accounts. To wire federal funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to: FIRST FINANCIAL SAVINGS BANK, S.L.A. ABA # 221272604 ACCOUNT # 0306142 YOUR NAME YOUR FIRST INVESTORS FUND ACCOUNT#

oDISTRIBUTION CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

oSYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS:

You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account.

-Payments are invested without a sales charge.

-A signature guarantee is required if the ownership on both accounts is not identical.

-Both accounts must be in the same class of shares.

-You must invest at least $600 a year if into a new  account.

-You can invest on a monthly, quarterly, semi-annual, or annual basis.

Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES

You can sell your shares on any day the New York Stock Exchange is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Redemption proceeds are generally mailed within three days. If the shares being redeemed were purchased by check, payment may be delayed to verify that the check has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic  Payroll  Investment

-FIC registered representative payroll checks -First Investors Life Insurance Company checks


-Federal funds wire payments
oREDEMPTION OPTIONS

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS

You can write a letter of instruction or contact your First Investors registered representative for a liquidation request form. A written liquidation request in good order must include:

1:  The name of the fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered;

6:  Signature guarantees, if required (see Signature Guarantee Policy).

Written redemption requests should be mailed to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., EST, provided:

-Telephone privileges are available for your account registration (see Telephone Privileges);

-You have telephone privileges (see Telephone Privileges);

-You do not hold share certificates (issued shares);

-The redemption check is made payable to the registered owner(s) or pre-designated bank;

-The redemption check is mailed to your address of record;

-Your address of record has not changed within the past 60 days;

-The redemption amount is $50,000 or less; AND

-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000.

ELECTRONIC FUNDS TRANSFER

The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which are held at least 15 days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;

2: Must be at least $500;

3: Cannot exceed $50,000;

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, you may request to have the redemption proceeds mailed to you.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.

SYSTEMATIC WITHDRAWAL PLANS

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 70-1/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

oEXPEDITED WIRE  REDEMPTIONS  (MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

-Each wire under $5,000 is subject to a $10 fee.

-Six wires of $5,000 or more are permitted without charge each month. Each additional wire is $10.00.

-Wires must be directed to your pre-authorized bank account.

HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

______________________________________________________________________________
EXCHANGE METHODS
_______________________________________________________________________________

METHOD                       STEPS TO FOLLOW

Through Your FI
Registered Representative    Call your registered representative.
___________________________________________________________________________________
By Phone                     Call Special Services from 9:00 a.m. to 5:00 p.m., EST
(800) 342-6221               Orders  received after the close of the New York Stock
Exchange, usually 4:00       p.m., est, are processed the following business day.

                             1.You must have telephone privileges
                            (see Telephone Transactions)

                             2.Certificate shares cannot be exchanged by phone.

                             3.For trusts, estates, attorneys-in-fact, corporations,
                             partnerships, and other entities, additional documents
                             are required.
____________________________________________________________________________________
By Mail to:                  1.Send us written instructions signed by all account
ADM                          exactly as the account is registered.
owners                       2. Include your fund account number.
ATTN: EXCHANGE DEPT.         3. Indicate either the dollar amount, number of shares
581 MAIN STREET              or percent of the account you want to exchange.
WOODBRIDGE, NJ 07095-119     4. Specify the existing account number or the name of
                             the new Fund you are exchanging into.

                             5. Include any outstanding share certificates for the shares you want to exchange.

                             6. For trusts, estates, attorneys-in-fact, corporations,
                             partnerships, and other entities, additional documents
                             are required. Call Shareholder Services at 1 (800)
                             423-4026.
____________________________________________________________________________________

oEXCHANGE CONDITIONS

1: You may only exchange  shares within the same Class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are  exchanging  into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Your request must be in writing and include a statement acknowledging that a sales charge will be paid. If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed and the holding period used to calculate the CDSC will carry over to the acquired shares.

8: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

oEXCHANGING  FUNDS WITH AUTOMATIC  INVESTMENTS  OR  SYSTEMATIC  WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation into both. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:

________________________________________________________________________________
                    EXCHANGE          EXCHANGE          EXCHANGE A
                    ALL SHARES TO     ALL SHARES TO     PORTION OF
                    ONE FUND          MULTIPLE          SHARES TO ONE OR
                                      FUNDS             MULTIPLE FUNDS
________________________________________________________________________________
MONEY LINE          ML moves to       ML stays with     ML stays with
(ML)                Receiving Fund    Original Fund     Original Fund


AUTOMATIC PAYROLL   API moves to      API Stays with    API stays with
INVESTMENT (API)    Receiving Fund    Original Fund     Original Fund


SYSTEMATIC          SWP moves to      SWP               SWP stays
WITHDRAWALS         Receiving Fund    Canceled          with Original Fund (SWP)
________________________________________________________________________________

WHEN AND HOW ARE FUND SHARES PRICED?

Each FI Fund prices its shares each day that the New York Stock Exchange ("NYSE") is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., EST) except for shares of the money market funds which are priced as of 12:00 noon. These days are referred to as "Trading Days" in this Manual.

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW ARE PURCHASE, REDEMPTION, AND EXCHANGE ORDERS PROCESSED AND PRICED?

The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, special rules apply to money market transactions.

oPURCHASES

Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of the money market funds which are discussed below). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us by your broker/dealer. If you give your order to a First Investors registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., EST, your shares will be purchased at that day's price (except money market funds which are discussed below). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the dates you select on your application.

-Automatic Payroll Investment Service purchases are processed on the dates that we receive funds from your employer.

oREDEMPTIONS

As described previously in "How To Sell Shares", certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in our Woodbridge, NJ office.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price (except in the case of money market funds which are discussed below). If you are redeeming through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

oEXCHANGES

Exchanges can generally be made by written instructions or, unless you have declined Telephone Privileges, by phone by you or your registered representative. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received prior to the close of trading on the NYSE will be processed at that day's prices (except in the case of exchanges into or out of money market funds which are discussed below).


oORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES

All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

oORDERS PLACED VIA DEALERS

It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

oSPECIAL RULES FOR MONEY MARKET FUNDS

A money market fund share purchase will not be made until we receive the funds for the purchase. The funds for the purchase will not be deemed to have been received until the morning of the next Trading Day following the Trading Day on which your purchase check is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the funds for the purchase will not be deemed to have been received until the morning of the second following Trading Day.

If you make your purchase by wire transfer prior to 12:00 p.m., EST, and you have previously advised us that the wire is on the way, the funds for the purchase will be deemed to have been received on that same day. You must call beforehand and give us your name, account number, the amount of the wire, and a federal reference number documenting the transfer. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the federal wire and your account information. To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to: CASH MANAGEMENT FUND BANK OF NEW YORK ABA #021000018 ACCOUNT 8900005696 YOUR NAME YOUR FIRST INVESTORS ACCOUNT # TAX-EXEMPT MONEY MARKET FUND BANK OF NEW YORK ABA #021000018 ACCOUNT 8900023198 YOUR NAME YOUR FIRST INVESTORS ACCOUNT #

Purchases by Money Line and Automatic Payroll Investment are processed in the same manner as those in other Funds.

Requests for redemptions or exchanges out of or into our money market funds must be received in writing or by phone prior to 12:00 p.m., EST, on a Trading Day, to be processed the same day. Redemption or exchange orders received after 12:00 p.m., EST, but before the close of regular trading on the NYSE, will be processed on the morning of the following Trading Day.

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

A fund reserves the right to reject or restrict any specific purchase request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE GUARANTEE POLICY

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from your First Investors registered representative or eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable. The words "Signature Guaranteed" must appear beside the signature of the guarantor.

-SIGNATURE GUARANTEES ARE REQUIRED:

1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record (unless the check is mailed to a financial institution on your behalf).

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or to the dealer on the account.

6: When shares are transferred to a new registration.

7: When issued shares are redeemed.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address on an account which was coded "Do Not Mail" to suppress check and dividend mailings due to a previously unknown address is updated.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE SERVICES TELEPHONE EXCHANGES AND REDEMPTIONS 1 (800) 342-6221

You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem shares and authorize other transactions by calling Special Services at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., EST, on any day the NYSE is open. Your First Investors registered representative may also use telephone privileges to execute your transactions.

oSECURITY MEASURES

For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number

-Address

-Social security number

-Other information as deemed necessary

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

oELIGIBILITY

NON-RETIREMENT  ACCOUNTS:

You can exchange or redeem shares of any non-retirement account by phone. Shares must be owned for 15 days for telephone redemption. Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT  ACCOUNTS:

You can exchange between shares of any participant directed IRA, 403(b) or 401(k) Simplifier plan where First Financial Savings Bank, S.L.A. is Custodian. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file with the fund. Contact your First Investors registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.

SHAREHOLDER SERVICES:
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US TO UPDATE OR
CORRECT:

-Your address or phone number.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash (non-retirement accounts only) or initiate cross reinvestment of dividends.

-The amount of your Money Line or Automatic Payroll Investment payment.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment.

TO REQUEST:

-A duplicate copy of a statement or tax form.

-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record.

-A stop payment on a dividend, redemption or money market check.

-Suspension (up to six months) or cancellation of Money Line.

-Cancellation of your Systematic Withdrawal Plan.

-Cancellation of cross-reinvestment of dividends.

-Money market fund draft checks.

OTHER SERVICES

oREINVESTMENT PRIVILEGE

If you sell some or all of your Class A or Class B shares, you may be entitled to reinvest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you reinvest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you reinvest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you reinvest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinvestments in Class B shares of less than $1,000. Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

oCERTIFICATE  SHARES

Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue shares certificates unless you specifically request them. Certificates are not issued on any Class B shares or on Class A money market funds.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you will be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed or exchanged until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

oMoney Market Fund Draft Checks

Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.

_______________________________________________________________________________
FEE TABLE

Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC, Attn:
Correspondence Dept., 581 Main Street, Woodbridge N.J. 07095-1198 to request a copy of the following records:

ACCOUNT HISTORY STATEMENTS                   CANCELLED CHECKS

1974 - 1982*   $10 per year fee              There is a $10 fee for a copy of a
1983 - present $5 total fee for all years    cancelled dividend, liquidation, or
Current &                                    investment check requested. There
Two Prior Years       Free                   cancelled money market draft check.

                                             DUPLICATE TAX FORMS

                                             Current Year     Free
                                             Prior Year(s)    $7.50 per tax form
                                                              per year
* ACCOUNT HISTORIES ARE NOT AVAILABLE
  PRIOR TO 1974.

oRETURN MAIL

If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail". No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over to your state (in other words forfeited).

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

oTRANSFERRING  SHARES

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (IF ANY).

-The name(s), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(s).

In addition, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete an MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death or disability of a shareholder also require additional documentation. Please call our Shareholder Services Department at 1 (800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

ACCOUNT STATEMENTS

oTRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:

-shareorder purchases

-check investments

-redemptions

-exchanges

-transfers

-systematic withdrawals

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number

-The date of the transaction

-A description of the transaction (PURCHASE, REDEMPTION, ETC.)

-The number of shares bought or sold for the transaction

-The dollar amount of the transaction

-The dollar amount of the dividend payment (IF APPLICABLE)

-The total share balance in the account

-The dollar amount of any dividends or capital gains paid

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also provides a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.

oMASTER ACCOUNT STATEMENTS

If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance and Executive Investors Trust accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name
-fund's  current market value

-total  distributions  paid  year-to-date
-total  number of shares owned

oANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.

DIVIDENDS AND DISTRIBUTIONS

oDIVIDENDS AND DISTRIBUTIONS

For funds that declare daily dividends, you start earning dividends on the day your purchase is made. For FI money market funds, you start earning dividends on the day federal funds are credited to your fund account. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

________________________________________________________________________________
DIVIDEND PAYMENT SCHEDULE
________________________________________________________________________________
MONTHLY:                         QUARTERLY:             ANNUALLY (IF ANY):
Cash Management Fund             Blue Chip Fund         Global Fund
Fund for Income                  Growth & Income Fund   Special Situations Fund
Government Fund                  Total Return Fund      Mid-Cap Opportunity Fund
Insured Intermediate Tax-Exempt  Utilities Income Fund
Insured Tax Exempt Fund
Investment Grade Fund
High Yield Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
________________________________________________________________________________

Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year. Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.

oBUYING A DIVIDEND

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.

TAX FORMS

TAX FORM                         DESCRIPTION                                            MAILED BY
_________________________________________________________________________________________________
1099-DIV       Consolidated report lists all taxable dividend and capital gains        January 31
               distributions for all of the  shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld  due to backup withholding.
_________________________________________________________________________________________________
1099-B         Lists proceeds from all redemptions  including systematic               January
               31 withdrawals and exchanges.  A separate form is issued for each fund account.  Includes amount of federal income tax withheld due to backup withholding.
_________________________________________________________________________________________________
1099-R         Lists taxable distributions from a retirement account. A separate       January 31
               form is issued for each fund account. Includes federal
               income tax withheld due to IRS withholding requirements.
_________________________________________________________________________________________________
5498           Provided to shareholders who made an annual IRA                         May 31
               contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
               A separate form is issued for each fund account.
_________________________________________________________________________________________________
1042-S         Provided to non-resident  alien shareholders to report the amount       March 15
                of fund  dividends  paid and the amount of federal taxes
               withheld. A separate form is issued for each fund account.
_________________________________________________________________________________________________
Cost Basis     Uses the "average cost-single category" method to show the cost         January 31
Statement      basis of any shares sold or exchanged.  Information is provided to assist  shareholders in calculating capital gains or losses. A separate statement, included with Form 1099-B, is issued for each fund account.  This statement is not reported to the IRS and does not include money market funds or retirement accounts.
_________________________________________________________________________________________________
Tax Savings    Consolidated report lists all amounts not subject to federal,           January 31
Report for     state and local income tax for all the shareholder's accounts.
Non-Taxable    Also includes any amounts subject to alternative minimum tax.
Income
_________________________________________________________________________________________________
Tax Savings    Provides the percentage of income paid by each fund that may            January 31
Summary        be exempt from state income tax.
_________________________________________________________________________________________________


THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the OUTLOOK, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.

                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 Transfer Agent
                               Administrative Data
                                Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

                            PART C. OTHER INFORMATION

Item 23.       EXHIBITS

   (a)(i)   Articles of Incorporation(1)

     (ii)   Articles Supplementary (dated 10/20/94)(1)

    (iii)   Articles of Amendment (dated 2/8/96)(7)

     (iv)   Articles of Amendment (dated 9/18/97)(7)

      (v)   Articles Supplementary (dated 12/17/98)(7)

   (b)      By-laws(1)

   (c) Shareholders rights are contained in (a) Articles VI, VII and VIII of Registrant's Articles of Incorporation, previously filed as
            Exhibit  99.B1  to  Registrant's  Registration  Statement;  and  (b)
            Articles II and VII of  Registrant's  By-laws,  previously  filed as
            Exhibit 99.B2 to Registrant's Registration Statement

   (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

     (ii) Investment Subadvisory Agreement between First Investors Management Company, Inc. and Arnhold and S. Bleichroeder, Inc.(8)

   (e)(i)   Underwriting Agreement(2)

     (ii)   Amended Underwriting Agreement(6)

   (f)      Bonus, profit sharing or pension plans - none

   (g)      Custodian Agreement between Registrant and The Bank of New York(2)

   (h)(i) Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.(2)

     (ii)   Amended Schedule A to Administration Agreement(3)

    (iii)   Organization Expense Reimbursement Agreement(3)

     (iv)   Amended Schedule  A to Administration Agreement(6)

      (v)   Transfer Agency Agreement(8)

   (i)      Opinion and Consent of Counsel(6)

   (j)(i)   Consent of Independent Accountants(6)

     (ii)   Powers of Attorney(1),(4)

   (k)      Financial statements omitted from prospectus - none

   (l)      Initial Capital Agreements(4)

   (m)(i)   Class A Distribution Plan(2)

     (ii)   Class B Distribution Plan(2)

    (iii)   Amended Class A Distribution Plan(6)

     (iv)   Amended Class B Distribution Plan(6)

   (n)      Financial Data Schedules - none

   (o)(i)   Rule 18f-3 Plan(1)

     (ii)   Amended Rule 18f-3 Plan(6)

(1) Incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.
(2) Incorporated by reference from Post-Effective Amendment No. 10 to Registrant's Registration Statement (File No. 33-46924) filed on January 12, 1997.
(3) Incorporated by reference from Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 33-46924) filed on May 15, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 33-46924) filed on October 31, 1997.
(5) Incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 33-46924) filed on December 29, 1997.
(6)  To be filed by subsequent amendment.
(7) Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 33-46924) filed on December 23, 1998.
(8) Incorporated by reference from Post-Effective Amendment No. 24 to Registrant's Registration Statement (File No. 33-46924) filed on January 28, 2000.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         There are no persons controlled by or under common control with the Fund.

Item 25. INDEMNIFICATION

         Article X of the By-Laws of Registrant provides as follows:

         Section 10.01.  INDEMNIFICATION OF OFFICERS,  DIRECTORS,  EMPLOYEES AND
AGENTS: The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative
("Proceeding"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted. Notwithstanding the foregoing, the following provisions shall apply with respect to indemnification of the Corporation's directors, officers, and investment adviser (as defined in the 1940 Act):

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or under any contract or agreement with the Corporation ("disabling conduct").

         (b)   The Corporation shall not indemnify any such person unless:

               (1) the court or other body before which the Proceeding was brought (a) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (b) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (a) the vote of a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act, nor parties to the Proceeding, or
                     (b) if a majority of a quorum of directors described above so directs, or if such quorum is not obtainable, based upon a written opinion by independent legal counsel, that such person was not liable by reason of disabling conduct.

         (c) Reasonable expenses (including attorney's fees) incurred in defending a Proceeding involving any such person will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses unless it is ultimately determined that he or she is entitled to indemnification, if:

               (1) such person shall provide adequate security for his or her undertaking;

               (2) the Corporation shall be insured against losses arising by reason of such advance; or

               (3) a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 10.02. INSURANCE OF OFFICERS, DIRECTORS,  EMPLOYEES AND AGENTS:
The Corporation may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his position.

         Section 10.03. NON-EXCLUSIVITY: The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these By-Laws, any agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         The Registrant's Investment Advisory Agreement provides as follows:

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

         The Registrant's Underwriting Agreement provides as follows:

         The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

         Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

         The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.

Item 26. I.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."

         II.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT SUBADVISER

         Arnhold and S. Bleichroeder, Inc. ("A&SB") is an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The list required by this Item 26 of officers and directors of A&SB, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by A&SB pursuant to the Advisers Act (SEC File No. 801-02114).

Item 27. PRINCIPAL UNDERWRITERS

         (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

              First Investors Global Fund, Inc.

              First Investors Cash Management Fund, Inc.
              First Investors Series Fund
              First Investors Fund For Income, Inc.
              First Investors Government Fund, Inc.
              First Investors High Yield Fund, Inc.
              First Investors Insured Tax Exempt Fund, Inc.
              First Investors Life Series Fund
              First Investors Multi-State Insured Tax Free Fund
              First Investors New York Insured Tax Free Fund, Inc.
              First Investors Tax-Exempt Money Market Fund, Inc.
              First Investors U.S. Government Plus Fund
              First Investors Life Variable Annuity Fund A
              First Investors Life Variable Annuity Fund C
              First Investors Life Variable Annuity Fund D
              First Investors Life Level Premium Variable Life Insurance (Separate Account B)

         (b)  The  following  persons  are the  officers  and  directors  of the
Underwriter:

                                POSITION AND                 POSITION AND
NAME AND PRINCIPAL              OFFICE WITH FIRST            OFFICE WITH
BUSINESS ADDRESS                INVESTORS CORPORATION        REGISTRANT

Glenn O. Head                   Chairman                     President
95 Wall Street                  and Director                 and Director
New York, NY 10005

Marvin M. Hecker                President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                Director                     Chairman of the
95 Wall Street                                               Board of Directors
New York, NY 10005

Joseph I. Benedek               Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci               Senior Vice President        None
95 Wall Street                  and Director
New York, NY 10005

Kathryn S. Head                 Vice President               Director
581 Main Street                 and Director
Woodbridge, NJ 07095

                                POSITION AND                 POSITION AND
NAME AND PRINCIPAL              OFFICE WITH FIRST            OFFICE WITH
BUSINESS ADDRESS                INVESTORS CORPORATION        REGISTRANT

Louis Rinaldi                   Senior Vice                  None
581 Main Street                 President
Woodbridge, NJ 07095

Frederick Miller                Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie                 Secretary and                Director
95 Wall Street                  General Counsel
New York, NY  10005

Matthew Smith                   Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons               Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                  Director                     None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                 Vice President-              None
95 Wall Street                  Sales Administration
New York, NY 10005

William M. Lipkus               Chief Financial Officer      None
581 Main Street
Woodbridge, NJ 07095

         c)   Not applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY

10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29. MANAGEMENT SERVICES

         Not Applicable.


Item 30. UNDERTAKINGS

         The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement, Subadvisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                     SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 25 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 31st day of January, 2000.


                                          FIRST INVESTORS SERIES
                                          FUND II, INC.
                                          (Fund)



                                          By: /s/ Glenn O. Head
                                             ------------------
                                              Glenn O. Head
                                              President and Director



      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 25 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head              Principal Executive            January 31, 2000
-----------------------------  Officer and Director
Glenn O. Head

/s/ Joseph I. Benedek          Principal Financial            January 31, 2000
-----------------------------  and Accounting Officer
Joseph I. Benedek

             *                 Director                       January 31, 2000
-----------------------------
Kathryn S. Head

/s/ Larry R. Lavoie            Director                       January 31, 2000
-----------------------------
Larry R. Lavoie

             *                 Director                       January 31, 2000
-----------------------------
Herbert Rubinstein

             *                 Director                       January 31, 2000
-----------------------------
Nancy Schaenen

             *                 Director                       January 31, 2000
-----------------------------
James M. Srygley

             *                 Director                       January 31, 2000
-----------------------------
John T. Sullivan

             *                 Director                       January 31, 2000
-----------------------------
Rex R. Reed

             *                 Director                       January 31, 2000
-----------------------------
Robert F. Wentworth


*By: /s/ Larry R. Lavoie
    --------------------
     Larry R. Lavoie
     Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
NUMBER                  DESCRIPTION

23(a)(i)                Articles of Incorporation(1)

23(a)(ii)               Articles Supplementary (dated 10/20/94)(1)

23(a)(iii)              Articles of Amendment (dated 2/8/96)(7)

23(a)(iv)               Articles of Amendment (dated 9/18/97)(7)

23(a)(v)                Articles Supplementary (dated 12/17/98)(7)

23(b)                   By-laws(1)

23(c) Shareholders rights are contained in (a) Articles VI, VII and VIII of Registrant's Articles of Incorporation, previously filed as Exhibit 99.B1 to Registrant's Registration Statement; and (b) Articles II and VII of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement

23(d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

23(d)(ii)               Investment Subadvisory Agreement between First Investors
                        Management   Company,    Inc.   and   Arnhold   and   S.
                        Bleichroeder, Inc.(8)

23(e)(i)                Underwriting Agreement(2)

23(e)(ii)               Amended Underwriting Agreement(6)

23(f)                   Bonus or Profit Sharing Contracts - none

23(g)                   Custodian  Agreement between  Registrant and The Bank of
                        New York(2)

23(h)(i)                Administration   Agreement  between  Registrant,   First
                        Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.(2)

23(h)(ii)               Amended Schedule A to Administration Agreement(3)

23(h)(iii)              Organization Expense Reimbursement Agreement(3)

23(h)(iv)               Amended Schedule A to Administration Agreement(6)

23(h)(v)                Transfer Agency Agreement(8)

23(i)                   Opinion and Consent of Counsel(6)

23(j)(i)                Consent of Independent Accountants(6)

23(j)(ii)               Powers of Attorney(1),(4)

23(k)                   Omitted Financial Statements - none

23(l)                   Initial Capital Agreements(4)

23(m)(i)                Class A Distribution Plan(2)

23(m)(ii)               Class B Distribution Plan(2)

23(m)(iii)              Amended Class A Distribution Plan(6)

23(m)(iv)               Amended Class B Distribution Plan(6)

23(n)                   Financial Data Schedules - none

23(o)(i)                Rule 18f-3 Plan(1)

23(o)(ii)               Amended Rule 18f-3 Plan(6)

(1) Incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.
(2) Incorporated by reference from Post-Effective Amendment No. 10 to Registrant's Registration Statement (File No. 33-46924) filed on January 12, 1997.
(3) Incorporated by reference from Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 33-46924) filed on May 15, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 33-46924) filed on October 31, 1997.
(5) Incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 33-46924) filed on December 29, 1997.
(6)  To be filed by subsequent amendment.
(7) Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 33-46924) filed on December 23, 1998.
(8) Incorporated by reference from Post-Effective Amendment No. 24 to Registrant's Registration Statement (File No. 33-46924) filed on January 28, 2000.